UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2017

Regulus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35670	26-4738379
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10614 Science Center Drive San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 202-6300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends our Current Report on Form 8-K (the “Original Report”) furnished with the Securities and Exchange Commission on November 7, 2017. We issued a press release announcing our financial results for the third quarter ended September 30, 2017 on November 7, 2017 (the “Press Release”), a complete copy of which was intended to be attached as Exhibit 99.1 to the Original Report. However, the following paragraph was included in the Press Release but inadvertently omitted from Exhibit 99.1 to the Original Report:

General and Administrative (G&A) Expenses: G&A expenses were $2.7 million and $13.8 million for the three and nine months ended September 30, 2017, respectively, compared to $4.8 million and $13.6 million for the same periods in 2016. The decrease in G&A expenses for the three months ended September 30, 2017 compared to 2016 was attributable to the planned reduction in personnel-related costs and non-cash stock-based compensation.

We also discussed the information contained in the paragraph above during the conference call announced in the Press Release, which was held at 5:00 p.m. Eastern Time on November 7, 2017.

This Amendment amends Items 2.02 and 9.01 of the Original Report to include a corrected version of the Press Release as Exhibit 99.1 hereto. No other changes are being made to the Original Report.

Item 2.02	Results of Operations and Financial Condition.

Attached as Exhibit 99.1 hereto and incorporated herein by reference is the corrected press release of Regulus Therapeutics Inc., dated November 7, 2017, announcing our financial results for the third quarter ended September 30, 2017.

The information in this Item 2.02 and the attached Exhibit 99.1 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 and the attached Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Corrected press release issued by Regulus Therapeutics Inc. on November 7, 2017 relating to financial results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regulus Therapeutics Inc.

Date: November 8, 2017	By:	/s/ Joseph P. Hagan
Joseph P. Hagan
President and Chief Executive Officer